                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2)).

INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ____________________________________________

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount Previously Paid:

    (2)      Form, Schedule or Registration Statement No.:

    (3)      Filing Party:

    (4)      Date Filed:

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON FRIDAY, MAY 18, 2001


Notice is hereby given that the Annual Meeting of Shareholders of Integrated Business Systems and Services, Inc., a South Carolina corporation, will be held at the Company's Headquarters, 115 Atrium Way, Suite 228, Columbia, South Carolina on Friday, May 18, 2001, at 11:00 a.m. for the following purposes:

(1)      Election of Directors;

(2)      Adoption of 2001 Stock Incentive Plan;

(3) Approval of the conversion of escrow arrangements in place with respect to shares of common stock held by certain members of senior management;

(4) Ratification of the appointment of Scott McElveen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

(5) Transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only shareholders whose names appeared of record on the books of the Company on April 6, 2001 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return to the Company's stock transfer agent the enclosed proxy card in the enclosed, self-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors,

Harry P. Langley
President, Chief Executive Officer
and Chairman of the Board

Columbia, South Carolina
April 23, 2001

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            SUITE 228, 115 ATRIUM WAY
                         COLUMBIA, SOUTH CAROLINA 29223

                                 PROXY STATEMENT


DATE, TIME AND PLACE OF ANNUAL MEETING

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Integrated Business Systems and Services, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held for the purposes described in this proxy statement. The Annual Meeting will be held at the Company's headquarters, at 115 Atrium Way, Suite 228, Columbia, South Carolina on Friday, May 18, 2001, at 11:00 a.m., and at any adjournment or postponement thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders commencing on or about April 23, 2001.

PROPOSALS TO BE VOTED UPON

At the Annual Meeting, shareholders will be asked to vote upon the following proposals:

         1.       To elect one member to the Board of Directors;
         2.       To ratify the adoption of the Company's 2001 Stock Incentive
                  Plan;
         3. To approve the conversion of the existing escrow arrangements in place with respect to shares of common stock held by three of our senior executive officers and directors;
         4. To ratify the appointment of Scott McElveen, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2001; and
         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

RECORD DATE

         Only holders of record of common stock at the close of business on April 6, 2001 (the "Record Date") are entitled to notice of, and will be entitled to vote at, the Annual Meeting.

SHARES OUTSTANDING AND ENTITLED TO VOTE

         The common stock is entitled to one vote per share on each matter that is presented for shareholder approval at the Annual Meeting. As of the close of business on the Record Date, there were 14,394,869 issued and outstanding shares of the common stock held by approximately 47 shareholders of record. All of those shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

         Shareholders are requested to complete, date and sign the accompanying form of proxy and promptly return it in the accompanying envelope or otherwise mail it to the Company. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated on a proxy, that proxy will be



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voted FOR each of the proposals described in this proxy statement, including election of the director nominee set forth in this proxy statement.

         The Board of Directors does not presently intend to bring any business before the Annual Meeting other than the specific Company proposals referred to in this proxy statement and specified in the notice of the Annual Meeting. So far as is known to the Board of Directors, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

         Any shareholder who has signed the proxy referred to in this proxy statement may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering to the Secretary of the Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY.

QUORUM

         The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or at any adjournment thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be considered shares present in person or by proxy and entitled to vote, and therefore, will be counted for purposes of determining whether there is a quorum at the Annual Meeting. (A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have the discretionary voting power and has not received voting instructions from the beneficial owner.) If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegraph. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

VOTE REQUIRED

         Election of Directors

         Under the Company's bylaws, directors are elected by plurality vote. This means that the director nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) in the election of directors at shareholder meetings are elected to the Board of Directors. Accordingly, directions to withhold authority, abstentions and broker non-votes will have no effect on the outcome of the vote. The Articles of Incorporation of the Company do not allow for cumulative voting in the election of directors.

         Adoption of 2001 Stock Incentive Plan, Approval of the Conversion of Escrow Arrangements, and Ratification of Auditors Proposal

         Approval by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve each of the 2001 Stock Incentive Plan proposal, the escrow conversion proposal, and the ratification of auditors



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proposal. Accordingly, abstentions will have the same effect as a vote against such proposals. Broker non-votes will be considered shares present but not entitled to vote and therefore will have no effect on the outcome of the vote. Approval of the 2001 Stock Incentive Plan proposal is required pursuant to the rules and bylaws of the National Association of Securities Dealers, Inc. and by the Internal Revenue Code. Approval of the Conversion of escrow arrangements proposal is required by the British Columbia Securities Commission.

SOLICITATION OF PROXIES AND EXPENSES

         The Company will bear the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy to shareholders. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from shareholders by telephone, telegram, letter, facsimile or in person. No compensation will be paid for such solicitations. The Company intends to request brokers, banking institutions, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement and the accompanying materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable forwarding expenses.

DESCRIPTION OF PROPOSALS

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         One director is to be elected at the Annual Meeting. The Company's Articles of Incorporation provide for a classified Board of Directors so that, as nearly as possible, one-third of the members of the Board of Directors are elected at each annual meeting to serve until the third annual shareholder's meeting after their election. At the date of the Annual Meeting, the Board of Directors will consist of seven directorships divided into one class of two directors whose terms expire at the Annual Meeting, one class of two directors whose terms expire at the annual meeting in 2002, and one class of three directors whose terms expire at the Annual Meeting in 2003.

         The current terms of two members of the Board of Directors, Raymond M. Burdiak and Dr. George E. Mendenhall, will expire at the Annual Meeting. Of these two members, Mr. Burdiak has indicated that he does not intend to stand for re-election at the Annual Meeting. The Board of Directors has nominated Dr. Mendenhall for election as a director at the Annual Meeting for a term expiring at the third annual meeting of shareholders after the date of his election. For additional information on Dr. Mendenhall, see the information set forth elsewhere in this proxy statement under the heading "Management - Directors and Executive Officers."

         Because the Board of Directors is currently composed of seven directorships, the nomination of only one person for election as a director at the Annual Meeting will create a board vacancy which the Board of Directors has indicated it does not expect to have filled at the Annual Meeting. Consequently, immediately following the Annual Meeting, the Board of Directors will consist of six members. Pursuant to the Company's bylaws and applicable South Carolina corporate law, the six directors who will serve following the Annual Meeting will have the authority prior to the 2002 annual shareholder's meeting to elect a director to fill the vacancy that will exist on the Board of Directors. Management is currently in the process of identifying a suitable candidate for election to fill such vacancy.

         The persons named in the accompanying proxy have been designated by the Board of Directors, and unless authority is specifically withheld, they intend to vote for the election of the nominee listed above. A shareholder executing the enclosed proxy may vote for the nominee or may withhold such vote from the



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nominee. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with such shareholder's specifications. Although it is not contemplated that the nominee will become unable to serve prior to the Annual Meeting, the persons named on the enclosed proxy will have the authority to vote for the election of another person in accordance with their best judgement.

         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED ABOVE.

                                  PROPOSAL TWO

                      ADOPTION OF 2001 STOCK INCENTIVE PLAN

         General

         The Board of Directors approved the adoption of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan (the "Stock Plan") effective as of February 23, 2001, subject to the approval of the Stock Plan by the shareholders at the Annual Meeting. The following discussion of the Stock Plan is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each shareholder to whom a copy of this proxy statement is delivered. Requests should be directed to: Ms. Sharon R. Gambrell, Executive Assistant, Integrated Business Systems and Services, Inc., 115 Atrium Way, Suite 228, Columbia, South Carolina 29223 (803) 736-5595.

         Purpose

         The Stock Plan is intended to provide the Company with maximum flexibility to meet the evolving needs of the Company and its subsidiaries over the next ten years in providing stock-based incentives and rewards to officers, directors and employees of the Company, and to consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company's profits. The enhanced employment incentives available through the Stock Plan are expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees. Through the operation of the Stock Plan, such present and future officers and employees may be encouraged to acquire, or to increase their acquisition of, common stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

         Administration

         The Board of Directors has the ultimate authority to oversee and carry out the provisions of the Stock Plan. The Board of Directors has designated the Board's existing Compensation and Human Resources Committee (the "Committee") to assume such duties and any other duties as are contemplated for any committee so designated by the Board of Directors under the terms of the Stock Plan. Consequently, until otherwise directed by the Board of Directors, the Committee will be responsible to the Board for the operation of the Stock Plan and will make recommendations to the Board with respect to participation in the Stock Plan by officers, directors and employees of, and consultants and advisors to, the Company and its subsidiaries, and with respect to the extent of that participation. The Committee is currently composed of Mr. Carl Joseph Berger, Jr., Mr. R. Michael Campbell, and Mr. Russell C. King, Jr. The interpretation and construction by the Committee of any provisions of the Stock Plan or of any award granted under it are final. All awards made under the Stock Plan are evidenced by written agreements between the Company and the participant.



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         Operation

         The Stock Plan provides for the grant of incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), stock appreciation rights ("SARs") and restricted stock awards ("Restricted Stock"). The Stock Plan will be effective for a term of ten years after the effective date of its adoption by the Board. A maximum of 600,000 shares of common stock may be issued pursuant to awards granted under the Stock Plan, and the Board has reserved 600,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of the Company affecting the common stock (in connection with a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or similar event), and the Committee is authorized to adjust the terms of awards under the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan. The Company intends to register the shares of common stock reserved under the Stock Plan under the Securities Act of 1933.

         All obligations of the Company under the Stock Plan and under any award granted under the Stock Plan will be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business or assets of the Company, or a merger, consolidation or otherwise. Unless otherwise specifically prohibited by the terms of any award or under any applicable laws, rules or regulations, upon the occurrence of a change in control of the Company, each then outstanding option and SAR that is not otherwise exercisable will become immediately and fully exercisable, and any restrictions imposed on Restricted Stock will lapse. Under the Stock Plan, events constituting a change in control include the acquisition by any third party or group of 25 percent or more of the outstanding common stock; the change over a two-year period of the makeup of a majority of the members of the Board; a tender offer to acquire control of the outstanding common stock; and shareholder approval of the liquidation of the Company, the sale of substantially all of its assets, or the merger, consolidation or reorganization of the Company where the voting securities of the Company prior to such event do not continue to constitute at least 75 percent of the voting securities of the surviving entity.

         Eligibility

         Each officer, director and employee of the Company or any of its subsidiaries is eligible to participate in the Stock Plan, and awards under the Stock Plan may also be granted from time to time to persons serving as consultants or advisors to the Company or any of its subsidiaries. Awards that are granted at the same or at different times under the Stock Plan are not required to contain similar provisions. The Committee will select the individuals who will participate in the Stock Plan, and members of the Committee will not be restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Committee. On the date of this proxy statement, four non-employee directors, approximately 54 employees and approximately five consultants and advisors were eligible to participate in the Stock Plan.

         No awards may be granted under the Stock Plan after February 23, 2011. The Board may terminate the Stock Plan sooner without further action by the shareholders. The Board also may amend the Stock Plan without shareholder approval, except that no amendment that increases the number of shares of common stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the shareholders.

         Stock Options

         The Stock Plan permits the granting of non-transferable ISOs that qualify as incentive stock options under Section 422A(b) of the Internal Revenue Code and non-transferable NSOs that do not so qualify. The option exercise price of each option will be determined by the Committee in its sole discretion, but may not be less than the fair market value of the common stock on the date the option is granted in the case of ISOs



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and may not be less than 50 percent of such fair market value in the case of
NSOs. On April 12, 2001, the reported last sale price of the common stock on the Nasdaq National Market was $2.88 per share.

         The term of each option will be fixed by the Committee, but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The exercise price of options granted under the Stock Plan must be paid in cash or by delivery of shares of common stock or a combination of cash and shares.

         Except as otherwise provided below, upon termination of a participant's employment, an option will terminate upon the earliest to occur of the full exercise of the option, the expiration of the option by its terms, and the date three months following the date of employment termination. Should termination of employment (a) result from the death or permanent and total disability of a participant, such three-month termination period shall extend to one year, or
(b) be for cause, the option will terminate on the date of employment termination. The employment of a consultant or advisor will be deemed terminated upon the Company's notice to the participant that the Company will no longer transact business with the consultant or advisor.

         To qualify as an ISO, an option may only be granted to an employee of the Company. Consequently, non-employee directors and consultants and advisors to the Company are not eligible to be granted ISOs. In addition, to qualify as an ISO, the option must meet additional federal tax requirements, including limits on the value of shares subject to ISOs first exercisable annually to any participants, and a shorter exercise period and higher minimum exercise price in the case of certain large shareholders. To the extent these special requirements are changed or eliminated, the Stock Plan will be amended accordingly.

         Stock Appreciation Rights

         The Committee may also grant non-transferrable rights, alone or in conjunction with options, entitling the holder upon exercise to receive an amount in any combination of cash or shares of common stock (in the sole discretion of the Committee) equal to the increase since the date of grant in the fair market value of the shares covered by such SAR over the SAR price for such shares. The SAR price will be established at the date of grant of the SAR and will be determined by the Committee in its sole discretion, except that the SAR price may not be less than the fair market value of the common stock on the date the SAR is granted in the case of an SAR issued in tandem with an ISO, and may not be less than 50 percent of such fair market value in the case of all other SARs. The restrictions applicable to the exercise of SARs under the Stock Plan in the context of termination of employment with the Company are the same as those restrictions applicable to the exercise of stock options under the Stock Plan as discussed above.

         Restricted Stock Awards

         The Committee may also award shares of common stock subject to such conditions and restrictions, if any, as the Committee may determine. The purchase price, if any, of shares of Restricted Stock shall be determined by the Committee. Recipients of Restricted Stock may be required to enter into a Restricted Stock award agreement with the Company in such form as the Committee may determine, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may at any time waive such restrictions or accelerate such dates. Shares of Restricted Stock will be non-transferable. If a participant who holds shares of Restricted Stock terminates employment for any reason (including death) prior to the lapse or waiver of any restrictions, then the shares shall be forfeited to the Company for no payment. Prior to the lapse of any restrictions on shares of Restricted Stock, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in any Restricted Stock award agreement.



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         Current Awards

         The number and value of awards that may be granted under the Stock Plan in the future to officers, directors and employees of, and consultants and advisors to, the Company or any of its subsidiaries cannot currently be determined and will be within the discretion of the Committee. As of the date of this proxy statement, no grants of any awards have been approved under the Stock Plan to any persons.

         Federal Income Tax Consequences

         The following discussion is intended only as a brief summary of the federal income tax rules currently in effect that are generally relevant to stock incentive awards. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

         Incentive Stock Options: For regular income tax purposes, no taxable income is realized by the optionee upon the grant or exercise of an ISO. The optionee must be an employee of the Company both at the time of grant of the ISO and the time of its exercise. As long as no disposition of shares issued upon exercise of the ISO is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee, then
(a) upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (b) no deductions will be allowed to the Company for federal income tax purposes. However, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

         If shares acquired upon the exercise of an ISO are disposed of prior to the expiration of the holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules apply when all or a portion of the exercise price of the ISO is paid by tendering shares of common stock, and special rules may also apply where the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO if it occurs in the same taxable year as the exercise of the ISO.

         Nonqualified Stock Options: No income is realized by the optionee at the time an NSO is granted. Generally, (a) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of the exercise is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held. Special rules could apply in some situations if the optionee is subject to Section 16(b) of the Securities Exchange Act of 1934.

         Stock Appreciation Rights: No income will be realized by a participant in connection with the grant of an SAR. When the SAR is exercised, or when a participant receives payment in cancellation of an SAR, the participant will generally be required to include as taxable ordinary income in the year of such exercise or payment an amount equal to the amount of cash received and the fair market value of any stock received. the Company will generally be entitled at the same time to a deduction for federal income tax purposes equal to the amount includable as ordinary income by such participant.

         Restricted Stock Awards: The recipient of Restricted Stock generally will realize ordinary income equal to the fair market value of the stock at the time the stock is no longer subject to forfeiture, minus any amount paid for such stock, and the Company will receive a corresponding deduction. However, unless



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prohibited by any award agreement, a recipient may elect under Section 83(b) of the Internal Revenue Code to realize ordinary income on the date of issuance equal to the fair market value of the shares of Restricted Stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires (or upon earlier issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Internal Revenue
Code). If Restricted Stock is received in connection with another award under the Stock Plan, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described above for Restricted Stock.

         The foregoing discussion is provided for the information of shareholders and is not a complete description of the federal tax consequences in respect of transactions under the Stock Plan, nor does it describe state or local tax consequences.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE ADOPTION OF THE 2001 STOCK INCENTIVE PLAN.



                                 PROPOSAL THREE

             APPROVAL OF CONVERSION OF ESCROW ARRANGEMENTS AFFECTING
                  THE SHARES OF CERTAIN FOUNDERS OF THE COMPANY

         At the Annual Meeting, shareholders of the Company will be asked to vote on a proposal to convert the share-release terms set forth in an escrow agreement covering 3.6 million shares currently held of record by three members of the Company's senior management. The terms of, and reasons for, the proposed escrow conversion, as well as the background of the escrow arrangement, are set forth in detail below.

         Initial Escrow of Performance Shares

         The Company became publicly traded in November of 1997 through an initial public offering of its common stock on the Vancouver Stock Exchange ("VSE"). The Company voluntarily de-listed its common stock from the VSE in June of 1999. Since that time, the VSE merged with the Alberta Stock Exchange to become the Canadian Venture Exchange. The Company's common stock is currently listed for trading on the Nasdaq National Market. Although the common stock is no longer listed on the former Canadian exchange, the Company and certain members of its management team remain subject to various regulations of the British Columbia Securities Commission ("BCSC"), including Local Policy Statement 3-07 (the "Policy Statement").

         In connection with the Company's 1997 initial public offering, the Policy Statement set forth an escrow requirement with respect to the shares of common stock held by the Company's three founders, Harry P. Langley, Stuart E. Massey, and George E. Mendenhall. Specifically, 1.2 million shares of common stock held by each of these individuals (an aggregate of 3.6 million shares) were classified as "performance shares" and were placed into escrow pursuant to the terms of an escrow agreement (the "Escrow Agreement") among the Company, Pacific Corporate Trust Company (as escrow agent) and these three individuals. As of the date of this proxy statement, these performance shares remain in escrow and constitute approximately 25% of the total number of issued and outstanding shares of the Company.

         Although the Company is no longer listed on the VSE, the terms of the Escrow Agreement remain in effect. The Escrow Agreement provides that the performance shares must remain in escrow until the VSE permits them to be released from escrow pursuant to a cash flow earn-out formula, or the BCSC otherwise consents to their release. Under the cash-flow formula, the performance shares may be released pro-rata from escrow based upon the cumulative cash flow of the Company, as evidenced by the Company's annual audited financial statements. The Policy Statement defines cash flow to mean the Company's net income or loss before taxes, adjusted for certain add-backs such as depreciation, amortization of goodwill and deferred research and development costs. Using this definition, for each $0.61 of cumulative cash flow generated by the Company from its operations after December 31, 1997, one performance share may be released from escrow. Any performance shares that are not released from escrow by November 2007 must be surrendered for cancellation. Although the holders of the performance shares remain entitled to vote the shares while they remain in escrow, they are restricted from transferring them and have waived the right to receive dividends and to participate in the assets of the Company in the event of a winding-up or dissolution of the Company.

Conversion of Escrow Arrangement

         On March 15, 2000, in recognition of the numerous inequities caused by the escrow requirements of the Policy Statement, and the fact that the accumulated cash flow release criteria of the Policy Statement was not an appropriate measure of performance for issuers in the technology industries, a national escrow regime was proposed by the Canadian securities regulators, including the BCSC. This new escrow regime reduced the escrow period for established issuers to 18 months and removed the earn-out cash flow requirement under the Policy Statement. While the new regime made no provision for conversion of the terms of escrow arrangements that predated the new escrow regime (such as the Escrow Agreement referenced above), on April 4, 2001, the BCSC expressed its consent to permit the replacement of the existing Escrow Agreement with a new agreement that conforms to the new national escrow regime. Specifically, under the new regime, the performance shares may be released from escrow in three equal installments at each of six, twelve and eighteen months after the expiration of a 60-day period following the public announcement of the escrow conversion.

         Among the conditions that must be satisfied in order for the existing Escrow Agreement to be replaced are the requirements that the holders of a majority of the shares of common stock entitled to vote, and present in person or represented by proxy at the Annual Meeting (excluding the three founders identified above) vote in favor of the escrow conversion, and that no more than 10% of the Company's outstanding shares are released in any of the three equal installments noted above.

Reasons for Conversion

         The Company agrees with the reasoning of the BCSC in its assessment of the many inequities that exist under the Policy Statement. In this connection, the Board of Directors (excluding the three founders who hold the performance shares) has made note of the following factors in support of the conversion of the existing Escrow Agreement:

         Investors have realized substantial share price growth and have had continued access to a liquid trading market. The securities trading history of the common stock following its initial listing on the VSE reflects that the initial public investors in the Company have had the opportunity to realize per share gains of as much as $17.73 (for an appreciation rate of approximately 2,730%). Even at the currently depressed price of the Company's stock, the appreciation rate is substantial. For example, using the April 12, 2001 closing price per share of the common stock of $2.88 as reported on the Nasdaq National Market, the appreciation rate from November 26, 1997 is approximately 320%. The trading history of the common stock reflects that the initial investors have had access to a liquid trading market at all times during the 40 months since the Company's initial public offering in late 1997.

         The objectives of the Policy Statement have been satisfied. The Company believes that one of the primary foundations of the Policy Statement was to ensure that founders of newly-listed companies were not in a position to cash out their ownership positions during the early years of the company's public trading, and thereby forcing the founders to share for some reasonable period of time the same equity risk held by the public investors. As noted above, both the initial public investors in the Company, as well as public investors who purchased shares in the first two years following the Company's initial public offering, have had more than ample opportunity to realize substantial gains on their respective investments, effectively reducing their downside equity risk to zero. During that same period, however, the existing escrow arrangement has exposed the three founders to a 100% downside equity risk as a consequence of their being unable to mitigate potential market value losses through the sale of any of their 3,600,000 performance shares.

         The limitations imposed by the Policy Statement are at odds with the Company's earnings and growth models and are consequently against the best interests of the Company's shareholders. The Company believes that the cash flow release criteria set forth in the Policy Statement is fully at odds with the earnings and cash flow model for the Company (and other similarly situated companies, such as those in the technology industries). In almost all cases, the growth strategies of these developing companies contemplate significant cash expenditures in the areas of sales and marketing, research and development, and overall infrastructure and human resource expansion. The Company believes that these cash expenditures are vital to these companies if they are to have any meaningful way to effectively deliver their products and services so as to best realize their customer market share acquisition opportunities in a timely fashion. In most cases, these development stage companies are faced with a limited "window" of time during which their technologies must be rapidly exploited and delivered to the marketplace before competing or copy-cat solutions can be developed and implemented by competitors in these companies' respective industries. The resources and market share of these competitors are almost always substantially greater than those of the development stage companies. This is the case for the Company, as the manufacturer of a very unique connectivity and transaction processing software, Synapse. The Company's competitors are all in a financial and market share posture that could allow them to quickly seize the Company's market opportunity and basically close the market share "window" for the Company if the Company is limited in its ability to apply cash in acquiring its necessary resources. If the Company pursues its current growth strategy, the cash flow release criteria under the existing Escrow Agreement will make it very difficult, if not impossible for all, if any, of the performance shares to be released to the founders before the expiration of the agreement's ten-year term. The ultimate effect of this is the significant economic penalization to each of the founders if they pursue the strategies which are best for the Company.


         The Policy Statement creates an unwarranted conflict between the interests of the Company's shareholders and its senior management. As noted above, the Company believes that the dynamics of the cash flow share release contemplated under the Escrow Agreement and the objective of company growth present a very real paradox in the context of realizing the protections for the very constituencies (the Company's shareholders) which appear to be the intended beneficiaries of the Policy Statement. Namely, each of the three founders is placed in the position of observing his common law duty to grow and maintain shareholder value through the implementation and execution of the Company's growth strategy which demands significant cash outlays. However, in properly observing this duty to the Company's shareholders, each of these founders is compelled to adopt a strategy that in almost any scenario will cause him to suffer a tremendous economic loss (through the cancellation of his Company ownership). South Carolina state law requires these founders, as members of the Board of Directors and executive officers, to resolve this inherent conflict in favor of the shareholders. Consequently, the founders have no choice but to undertake corporate behavior that is completely against their own economic best interests. The Company believes that this is also completely contrary to the long-accepted paradigm of corporate policy in capitalist economies where the ultimate goal of shareholder protection is best achieved when the economic interests of the shareholders are aligned with the economic interests of management. Under the current arrangement, management's personal economic interests are placed at odds with those of the Company's shareholders.

         The accounting treatment for the release under the Policy Statement will not be accurately reflective of the Company's operations. Under Generally Accepted Accounting Procedures (GAAP) to which the Company must adhere in its financial reporting, if the performance shares are released under the cash flow release formula set forth in the existing Escrow Agreement, the Company will be required under GAAP to reflect as compensation expense on the statements of operations it files with the Securities and Exchange Commission (the "SEC") the full "spread" between the founder's cost basis in the released shares and the market value of those shares (as reported on Nasdaq) on the respective date(s) of the share release. Given the very low cost basis of the founders in these shares, the relatively large number of such shares, and what can reasonably be expected to be the public trading market price of such shares once the Company has achieved the cash flow history necessary for the release of such shares, the magnitude of the "spread" noted above is likely to be in the multiple millions, and tens of millions of dollars. Nevertheless, because the shares were released in connection with "performance of services," GAAP may require that this "spread" be reported by the Company as compensation expense, even though it will have involved no outlay of cash or other Company resources. The Company believes that this is likely to have multiple ill effects on the Company and its shareholders. First, it will present the investing public with an income statement that is not reflective of the actual profit and loss profile of the Company. Secondly, it will reduce the true bottom line profit (or increase the bottom line loss), and could very likely turn what would have been a bottom line profit into a loss, thereby confusing the securities market analysts (or requiring lengthy explanations to the market, which themselves may not be properly understood), confusing the investing public, and causing the very real possibility of a downgrade in the analysts' rating of the Company. Naturally, these events will not be in the best interests of the then-existing shareholder base. Although there is no reliable way to accurately predict how the trading markets will react to such a charge against earnings, the Company believes it is very safe to assume that the market reaction would not be positive. In contrast, the release of the performance shares under the new national escrow regime in not expected to have any income statement impact under GAAP, thereby avoiding this potential for substantial damage to shareholder value.

         The Company has proven the achievement of the objectives to which it believes the Policy Statement was directed. The Company notes that it achieved each of its targeted goals for year 2000 (three-fold revenue growth, market penetration with multimillion dollar contracts with Fortune 500 and Fortune 1000 accounts, penetration into several new industry verticals for the Company's proprietary software, the establishment of a more fully-developed and targeted direct and indirect sales force, increased industry recognition with three articles on the Company and its products published in national trade magazines, the establishment of a technological training alliance with Oakland University in Detroit, the achievement of greater investor awareness and better investor communications with the engagement of a new investor relations group, and the hiring of a financial markets and strategic capital advisor. The Company's carry-over revenues from year 2000 are in the multiple millions of dollars, the Company's sales pipeline is the largest in the Company's history, and the Company believes that a growth in revenue for the current year comparable to that of last year is achievable.

         SEC rules and Company policies already substantially limit the founders' ability to sell the performance shares. The impact of the SEC's Rule 144 promulgated under the Securities Act of 1933 limits the ability of any of the founders to sell substantial amounts of their shares into the market. As an SEC reporting company, all of the founders are subject to the substantial restrictions of Rule 144 which addresses, among other things, the only means by which "control shares" (shares held by an affiliate of the Company) may be sold to the market by Company affiliates. For purposes of the Rule, all members of the Board of Directors and executive management, as well as all significant shareholders, are automatically deemed to be "affiliates" whose selling activity is subject to the Rule's limitations. Affiliates are always subject to the selling limitations under the Rule. Each of the founders, by virtue of his position in the Company's management, as well as a consequence of his substantial holdings of Company stock, are deemed to be affiliates. All of the shares held by them, regardless of how they came to possess such shares, are also considered "control shares" whose disposition is subject to the Rule. Throughout the period that any of the founders is considered to be an affiliate of the Company, as well as during the three-month period after which they cease to be an affiliate, they may only sell into the market during any 90-day period a number of shares equal to the greater of (a) one percent of the then-outstanding shares of the Company (one percent currently equals approximately 143,949 shares) and (b) the average weekly trading volume of the shares on Nasdaq for the four-week period preceding the date of their sale. The Rule is naturally designed to limit the ability of insiders to significantly affect the trading market for their respective companies' shares. Consequently, through the operation of Rule 144, the full release of the founders' shares from escrow will be limited, so as not to expose the trading market to the potential harm that could result if any of the founders were otherwise legally entitled to liquidate his entire holdings in one or a few transactions.

         Rule 16(b) of the Securities Exchange Act of 1934 imposes what is refereed to as an automatic "short-swing profit" liability on any member of senior management who purchases and sells stock of his company within any rolling six-month period. This liability is imposed where both a sale and a purchase of shares was made by the insider within any six-month period and the sale was made at a price higher than the price at which the purchase was made (regardless of whether the same shares were involved). This Rule was designed as a punitive tool to limit the ability of insiders to trade in and out of the securities of their respective companies.

         Rule 10b-5 under the Securities Exchange Act of 1934 prohibits any member of senior management from selling (or buying) shares while he is in possession of material non-public information. In the context of this Rule, the Company has adopted a strict securities trading "black-out" policy that places both automatic and discretionary "black-outs" on trading of the Company's stock by insiders. As a consequence of this Company policy, during the year 2000 the Company's management was subject to a total of 195 black-out days during which any trading in Company stock was prohibited. This represents approximately 77% of the total trading days during 2000. Stated differently, the founders were able to conduct trading activity in the Company's stock for only 23% of the days that they would otherwise have been able to trade had Rule 10b-5 and the Company's own black-out policy not been in effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CONVERSION OF THE EXISTING ESCROW AGREEMENT TO A NEW AGREEMENT AS PROVIDED FOR UNDER THE BCSC NATIONAL ESCROW REGIME DESCRIBED ABOVE. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE ESCROW CONVERSION.


                                  PROPOSAL FOUR

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed the firm of Scott McElveen, LLP, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending December 31, 2001, subject to shareholder ratification. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS.

         A representative of Scott McElveen, LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.

                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should arise, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgement.


                        PROPOSALS FOR 2002 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company by December 24, 2001 for possible inclusion in the proxy material relating to such meeting.


                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         Set forth below is the age and certain biographical information with respect to each of the Company's directors and executive officers.

DIRECTOR NOMINEE FOR TERM EXPIRING IN 2004:

         GEORGE E. MENDENHALL, PH.D., 60, became an employee of the Company in February 1994, serving as the Director of Industrial Consulting. In May 1995, Dr. Mendenhall became the Executive Vice President and a director of the Company. He has served as Vice President of Application Development since January 1998. Dr. Mendenhall's responsibilities include overseeing the day-to-day management of the Synapse system business unit. Dr. Mendenhall received a Bachelor of Science degree in Economics from Manchester College in 1960 and a masters degree and a Ph.D. in Economics from Indiana University in 1968 and 1978, respectively. Dr. Mendenhall has conducted academic research and taught economics and other courses at Indiana University and Indiana Institute of Technology. In addition, he has published articles concerning research and evaluation techniques, and has been quoted in such periodicals as Computer World and Industry Week. Before joining the Company, Dr. Mendenhall provided consulting services and computer systems to various large manufacturing companies on an independent basis and, from 1990 through February 1994, provided consulting services to the Company. From 1984 until 1989, Dr. Mendenhall was the President of Synergistic Business Infrastructures Corporation ("SBI"), SBI was a computer systems integrator based in Fort Wayne, Indiana that specialized, among other things, in the conceptualization, design and implementation of manufacturing shop floor systems, data collection systems and material tracking systems.

DIRECTORS WHOSE TERMS EXPIRE IN 2003:

         RUSSELL C. KING, JR., 66, retired in 1994 from Sonoco Products Company, a New York Stock Exchange-listed, diversified paper and packaging company ("Sonoco"), having served as President and Chief Operating Officer of Sonoco since 1990. He served in a variety of sales, marketing and manufacturing positions with Sonoco before assuming the titles of Division Vice President, Vice President and General Manager, Corporate Officer, Group Vice President and Senior Vice President. Mr. King received his undergraduate degree in Economics and Business Administration from Wofford College, where he currently serves as Chairman of the Board of Trustees. He also completed the Harvard University Advanced Management Program and the University of North Carolina Executive Program. Mr. King serves on the Board of Directors of Independent Colleges and Universities of South Carolina, Inc., the Board of

Directors of United Dominion Industries and the advisory board of Crescent Capital Fund, L.P. He has served as a director of the Company since June 1998.

         STUART E. MASSEY, 41, has served as Vice President of Engineering and a director of the Company since April of 1991. Mr. Massey also serves as the Company's Secretary. His responsibilities include the day-to-day management and coordination of large projects, including the continuing maintenance of the Synapse software configuration tool. Mr. Massey received a Bachelor of Science degree in Electrical and Computer Engineering from the University of South Carolina in 1986. Before joining the Company, Mr. Massey managed the implementation of an inter-bank financial transaction switch for automated teller machine and point-of-sale systems and assisted in the design of financial transaction processing software products for Applied Communications, Inc., among other things. Mr. Massey's experience in the industrial automation industry includes the design of a variety of computer control systems, such as airport lighting, industrial machine tool control, inventory control and shop floor control systems.

         R. MICHAEL CAMPBELL, 32, has served since 1998 as a consultant to HIE, Inc., formerly Thermo Information Solutions. He is one of the founders of RDS Solutions, Inc., and has served on its Board of Directors since July 1998. HIE, Inc. and RDS Solutions, Inc. are technology companies which develop, design, implement and integrate services for state retirements systems. From November 1994 through January 1998, Mr. Campbell served in various positions with TeleQuest Corporation, an electronic commerce and bill payment corporation. Since January 1995, Mr. Campbell has been a co-owner of a chain of fast food restaurants throughout South Carolina. Mr. Campbell became a director of the Company in February 2000.

DIRECTORS WHOSE TERMS EXPIRE IN 2002:

         C. JOSEPH BERGER, JR., 65, retired in 1997 from Springs Industries, Inc., a New York Stock Exchange-listed manufacturer and marketer of home furnishings and specialty fabrics ("Springs"), after serving for eight years as Corporate Director for Electronic Data Interchange. During his thirty years with Springs, Mr. Berger served the company in various positions, including Director of Distribution. Prior to his service with Springs, he worked in various positions with Milliken and Company and M. Lowenstein Corporation, both of which are major textile manufacturers and marketers. Mr. Berger received a master's degree in Business Administration from Winthrop University and a Bachelor's degree from the University of Georgia. He has served on numerous boards and committees, including the District Three School Board in Rock Hill, South Carolina, where he also served for ten years as Treasurer. Mr. Berger has been a director of the Company since June 1998.

         HARRY P. LANGLEY, 44, has served as President, Chief Executive Officer and a director of the Company since the Company's incorporation in 1990. Until August of 2000, he had served as Treasurer and Chief Financial Officer since the Company's incorporation. He also currently serves as Chairman of the Board. Mr. Langley attended Midlands Technical College in Columbia, South Carolina and received an Associates degree in Computer Sciences in 1987. Mr. Langley first began working in the area of computer software integration as an on-site project coordinator in South Carolina for Synergistic Business Infrastructures Corporation ("SBI").

OTHER EXECUTIVE OFFICERS

         JOSEPH R. DUNKLEY, 60, has served as Chief Operating Officer of the Company since February 1, 2001. Prior to that date, he had served as Vice President of Sales since December 1999 where he was responsible for managing the Company's corporate sales division. Mr. Dunkley is responsible for planning and directing all aspects of the Company's operational policies, objectives and initiatives. Mr. Dunkley has thirty-two years of experience in process manufacturing and information systems consulting. From February 1996 until he joined the Company, Mr. Dunkley served as Executive Vice President at Osprey

Systems, Inc., a computer services company where he was responsible for Osprey's Industrial Solutions Division. From 1967 through 1996, Mr. Dunkley was employed by Hoechst Celanese Corporation, one of the nation's largest textile manufacturers, where he progressed in responsibility from engineering to senior management, holding a variety of senior executive positions, including those of Plant Manager and Product Director. Mr. Dunkley received a Bachelor of Science degree from the Virginia Military Institute in 1962.

         WILLIAM S. MCMASTER, 42, has served as the Company's Chief Financial Officer since August 2000 and as the Company's General Counsel since May 2000. His responsibilities include overseeing the Company's financial reporting, internal controls, investor relations, treasury and legal compliance functions. Additionally, he coordinates all capital raising activities as well as any mergers, acquisitions or similar transactions. Prior to joining the Company, he was a partner in the law firm of Nexsen Pruet Jacobs & Pollard, LLP in Columbia, South Carolina where he was the team leader of the securities practice group for the firm's publicly traded clients. He continues to hold an Of Counsel position with Nexsen Pruet. Mr. McMaster has over sixteen years of experience in representing publicly traded companies in the areas of corporate finance, securities regulation, mergers and acquisitions, and employee benefits. Before joining Nexsen Pruet in 1989, Mr. McMaster practiced securities law at the law firm of Vinson & Elkins, LLP in Houston, Texas. Prior to receiving his law degree from the University of Virginia in 1985, he worked for two years with PricewaterhouseCoopers in Washington, D.C. He graduated summa cum laude from Duke University in 1980 with a degree in accounting and business administration. He became a Certified Public Accountant in 1982 and was admitted to the Texas State Bar in 1985 and the South Carolina Bar in 1989. He is past Chairman of the South Carolina Bar Section on Corporations, Banking and Securities.

         DONALD R. FUTCH, 50, has served as Vice President of Business Development since April 13, 1999. Prior to that date, he served as Vice President of Operations since joining the Company in January 1998. Mr. Futch is responsible for marketing, sales and establishing strategic relationships with business partners and distribution channels. Mr. Futch received a masters degree in business administration with an emphasis in marketing research from the University of South Carolina in 1974. From October 1994 until he joined the Company, Mr. Futch served as Chief Information Officer for Telequest Corporation. Mr. Futch was awarded a patent for the creation of a telecommunications-based home banking system in August 1997. From May 1992 until joining Telequest Corporation in October 1994, Mr. Futch served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services), where he served primarily as an electronic payments system integrator to the hotel industry. From January 1983 through April 1992, Mr. Futch was a Technical Consultant for AT&T.

         JAMES V. HOPKINS, 49, has served as Vice President of Operations since April 13, 1999. Prior to his promotion to Vice President, he served as senior-account-manager since joining the Company in October 1995. Mr. Hopkins is responsible for customer related projects, including project management, account management, programming, quality assurance, training and documentation. From 1993 until he joined the Company, Mr. Hopkins served as Vice President of Association Membership Services, Inc. (d/b/a Electronic Merchant Services). Prior to Mr. Hopkins' employment with Electronic Merchant Services, he served from 1983 to 1993 as Director of Operations for the Division of Computing and Information Technology, a large-scale service bureau at Clemson University.

BOARD MEETINGS AND COMMITTEES

         During 2000, the Board of Directors of the Company met as a Board or acted pursuant to unanimous written consent a total of five times. No director attended fewer than 75 percent of the total of such Board meetings and the meetings of the committees upon which the director served.

         Pursuant to the bylaws of the Company, the Board of Directors has established an Audit and Risk Management Committee, and a Compensation and Human Resources Committee. The Board of Directors has not established a separate committee to perform the functions traditionally associated with a nominating committee. Such functions are currently performed by the Board of Directors acting as a whole. The Board of Directors will consider nominees recommended by the shareholders for election as directors at any annual meeting of the Company, provided the nomination is made in writing, properly identifies the shareholder making the nomination as a shareholder of record entitled to vote at such meeting, includes the consent of the nominee to serve, if elected, the representation of the nominating shareholder to appear in person or by proxy to nominate the identified nominee, provides pertinent information concerning the nominee's background, experience and any arrangement or understanding between the nominating shareholder and the nominee pursuant to which the nomination is made, and is delivered to the Secretary of the Company no later than ninety days prior to the annual meeting, unless the Company notifies the shareholders otherwise.

         The Audit and Risk Management Committee currently is composed of Messrs. Berger, King and Campbell. The functions of the Audit and Risk Management Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. This committee met a total of five times during 2000.

         The Compensation and Human Resources Committee currently is composed of Messrs. Berger, King and Campbell. The functions of the Compensation and Human Resources Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administrating the Company's stock option and incentive plans, making recommendations to the Board with respect to the participation in such plans by directors, officers and employees of, and consultants to the Company and the extent of that participation, and considering such other matters as may from time to time be referred to the Compensation and Human Resources Committee by the Board of Directors. No directors of the Company who are also executive officers of the Company participate in the deliberations by such committee concerning the compensation of such executive officers. This committee met a total of four times during 2000.


                             MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation earned during each of the three most recently completed fiscal years by the Company's President and Chief Executive Officer, and the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term
                                                                                   Compensation
                                                  Annual Compensation                 Awards
                                         -------------------------------------  ------------------
                                                                                   Common Stock
                                           Fiscal                                   Underlying
Name and Principal Position                 Year      Salary        Bonus            Options*
---------------------------                 -----    --------      -------          ----------

Harry P. Langley                           2000      $ 127,833       $ 42,800        47,000
   Chairman of the Board, President        1999         70,000          - 0 -        50,000
    and Chief Executive Officer            1998         65,833          - 0 -        50,000

Stuart E. Massey                           2000        126,083         21,750        42,000
   Senior Vice President of Engineering    1999         70,000          - 0 -        50,000
                                           1998         65,833          - 0 -        50,000

George E.  Mendenhall, Ph.D.               2000        126,083         21,750        35,000
   Executive Vice President and Senior     1999         70,000          - 0 -        50,000
    Vice Pres. of  Product Development     1998         70,000          - 0 -        50,000

Joseph R. Dunkley                          2000        121,333         21,300        50,000
   Chief Operating Officer                 1999          2,916          - 0 -        40,000
                                           1998          - 0 -          - 0 -         - 0 -

Donald R. Futch                            2000        118,750         19,500        40,500
   Vice President of Business Development  1999         75,000          - 0 -        50,000
                                           1998         67,187          - 0 -        50,000

* Amount represents shares of common stock underlying options granted during the indicated fiscal year under the Company's Stock Option Plan.

DIRECTOR COMPENSATION

         The directors of the Company who are executive officers of the Company are not separately compensated for serving as directors of the Company. All directors of the Company are reimbursed by the Company for all out-of-pocket expenses reasonably incurred by them in the discharge of their duties as directors, including out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. Non-employee directors receive discretionary annual grants of stock options. During the fiscal years ended December 31, 2000, Messrs. Berger, Burdiak, Campbell, and King received stock options for the purchase of 39,000, 30,000, 37,000, and 30,000 shares, respectively of the Company's common stock. Directors are granted additional options for service as chair and co-chair of the committees on which they serve. The exercise prices were established in accordance with the Company's stock option plan at the higher of the closing sales price of the common stock on the date prior to the date of option grant, and the average of the closing prices on the ten trading days preceding the date of grant. The options vest six months from the date of grant.

OPTION GRANTS

         The following table sets forth certain information with respect to options to purchase common stock that were granted during the fiscal year ended December 31, 2000 to each of the Named Executive Officers.

                              OPTION GRANTS IN 2000
                                INDIVIDUAL GRANTS


                                                                   PERCENT OF TOTAL
                                        NUMBER OF SECURITIES      OPTIONS GRANTED TO       EXERCISE
                                         UNDERLYING OPTIONS           EMPLOYEES             PRICE           EXPIRATION
               NAME                            GRANTED                 IN 2000            PER SHARE            DATE
------------------------------------    ---------------------    --------------------    ------------     --------------
Harry P. Langley                                        7,000            1.68%                $  2.13         1/03/05
                                                       40,000            9.59                    9.24         5/01/05

Stuart E. Massey                                        7,000            1.68                    2.13         1/03/05
                                                       35,000            8.39                   10.16         5/01/05

George E. Mendenhall, Ph.D.                            35,000            8.39                    9.24         5/01/05

Joseph R. Dunkley                                      50,000            11.9                    5.02        12/15/05

Donald R. Futch                                         5,500            1.32                    1.94         1/03/05
                                                       35,000            8.39                    9.24         5/01/05

         It is important to note that stock options have value to their recipients, including the listed executive officers, only if the stock price advances beyond the grant date price shown in the table during the effective option period. All awards in the preceding table were made pursuant to the Company's Stock Option Plan. Under this plan, the exercise price per share must be not less than the fair market value of a share of the common stock on the date the stock option is granted. The grants provide that the options may not be exercised during the first six months after the date of grant.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information with respect to the exercise of options by the Named Executive Officers during the fiscal year ended December 31, 2000 and with respect to unexercised options held by the Named Executive Officers at December 31, 2000.


         AGGREGATED OPTION EXERCISES AND DECEMBER 31, 2000 OPTION VALUES

                                                           NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED

                                                                                                  IN-THE-MONEY-OPTIONS
                                                        UNEXERCISED OPTIONS AT 12/31/00                AT 12/31/00
                                                        -------------------------------           --------------------
                              SHARES
                             ACQUIRED
                                ON           VALUE
NAME                         EXERCISE       REALIZED     EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                         --------       --------     -----------      -------------      -----------      -------------
Harry P. Langley               7,000         67,082         90,000             -0-               -0-               -0-
Stuart E. Massey                -0-           -0-           92,000             -0-               -0-               -0-
George E. Mendenhall            -0-           -0-           85,000             -0-               -0-               -0-
Donald R. Futch               11,000        132,985        124,500             -0-             $76,935             -0-
Joseph R. Dunkley               -0-           -0-           40,000            50,000             -0-             $187,500

EMPLOYMENT CONTRACTS

         Each of the Company's executive officers has entered into an employment contract with the Company which renews automatically for successive one-year terms unless the Company or the executive officer provides written notice of termination at least 90 days before the end of the current term. The following paragraphs describe the material features of those employment contracts.

         Messrs. Langley, Mendenhall and Massey have each been a party to employment contracts with the Company since January 1, 1997. Each of these contracts has been amended from time to time. Under the terms of these employment contracts as currently in effect, Messrs. Langley, Mendenhall and Massey agree to act as the Company's President and CEO, Executive Vice President and Vice President, respectively, in exchange for annual compensation each of $152,000, $145,000 and $145,000 respectively. If the contract is terminated by the Company without cause, the Company will be required to pay the affected executive officer an amount equal to the greater of (1) the total salary and benefits due to the executive officer for the remainder of the term of the employment contract or (2) one year's total salary and benefits.

         Mr. Futch has been a party to an employment contract with the Company since January 1, 1998, which has been amended from time to time. Under the terms of his employment contract as currently in effect, Mr. Futch agrees to act as the Company's Vice President of Business Development in exchange for annual compensation of $130,000.

         Mr. Hopkins has been a party to an employment contract with the Company since October 1995, which has since been amended.. Under the terms of his employment contract as currently in effect, Mr. Hopkins agrees to act as the Company's Vice President of Operations in exchange for annual compensation of $126,000.

         Mr. Dunkley has been a party to an employment contract with the Company since December 15, 1999, which has since been amended. Under the terms of his employment contract as currently in effect, Mr. Dunkley agrees to act as the Company's Vice President of Operations in exchange for annual compensation of $145,000.

         Mr. McMaster has been a party to an employment contract with the Company since May 30, 2000. Under the terms of his employment contract, Mr. McMaster agrees to act as the Company's Chief Financial Officer and General Counsel in exchange for annual compensation of $250,000.

         Each of the executive officers may receive a bonus at the discretion of the Company's Board of Directors. In addition to the foregoing, the Company has also agreed to provide each executive officer with life insurance, medical insurance, vacation leave, sick leave and other benefits, such as stock options, as may be approved by the Board of Directors. Each executive officer is also eligible to participate in the Company's employee benefit plans, including any established retirement, profit sharing or deferred compensation plan.

         Each of the Company's employment contracts contains a non-competition clause restricting the employee's ability to compete with the business of the Company during the term of the contract and for a period of one to two years thereafter in those states where the Company had clients when the employment contract was terminated. Each contract also contains a provision limiting the disclosure of confidential or trade secret information of the Company.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of April 12, 2001. Information is presented for (i) shareholders owning more than five percent of the outstanding common stock, (ii) each director, director nominee and executive officer of the Company, individually, and (iii) all directors and executive officers of the Company, as a group. The percentages are calculated based on 14, shares of common stock outstanding on April 12, 2001.


                                                                        NUMBER OF SHARES          PERCENTAGE
NAME OF BENEFICIAL OWNER                                             BENEFICIALLY OWNED (1)       OWNERSHIP
------------------------                                             ----------------------       ---------
Carl Joseph Berger, Jr. (2)........................................................87,030            *
Raymond M. Burdiak (3).............................................................30,000            *
R. Michael Campbell, II (4)........................................................37,500            *
Joseph R. Dunkley (5)..............................................................91,535            *
Donald R. Futch (6)...............................................................125,500            *
James V. Hopkins (7)...............................................................69,600            *
Russell C. King, Jr. (8)..........................................................116,468            *
Harry P. Langley  (9).......................................................... 1,357,879          9.439%
Stuart E. Massey (10)...........................................................1,385,088          9.633%
William S. McMaster (11)...........................................................51,998            *
George E. Mendenhall (12).......................................................1,368,988          9.583%
TOTAL...........................................................................4,721,586          31.20%

*        Amount represents less than 1.0 percent
(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person..
(2) Includes 10,530 shares held by a family member of Mr. Berger; includes options exercisable into 64,000 shares of common stock.
(3) Includes options exercisable into 30,000 shares of common stock within sixty (60) days of December 31, 2000.
(4) Includes 500 stock options held by a family member of Mr. Campbell; and options exercisable into 37,000 shares of common stock.
(5) Includes 200 shares held by a family member of Mr. Dunkley; and includes options exercisable into 90,000 shares of common stock.
(6)      Includes options exercisable into 124,500 shares of common stock.
(7)      Includes options exercisable into 69,600 shares of common stock.
(8)      Includes options exercisable into 105,000 shares of common stock.
(9) Includes 1,000 shares held by a family member of Mr. Langley; includes options exercisable into 90,000 shares of common stock; and warrants exercisable into 9,879 shares of common stock.
(10) Includes options exercisable into 92,000 shares of common stock; and warrants exercisable into 988 shares of common stock.
(11) Includes 2,200 shares held by a family member of Mr. McMaster; and includes 49,798.
(12) Includes options exercisable into 85,000 shares of common stock; and warrants exercisable into 988 shares of common stock.
(13) The address of Messrs. Langley, Massey, and Mendenhall is Suite 228, 115 Atrium Way, Columbia, South Carolina 29223.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all forms they file. Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that, during fiscal 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were satisfied except as follows: Carl J. Berger, Jr., a director, filed a late Form 4 for June and July, Raymond M. Burdiak, director, filed a late Form 4 in September and August, Joseph R. Dunkley, Chief Operating Officer, filed a late Form 4 in March; and George E. Mendenhall, Executive Vice President, filed a late Form 4 in August.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal year 1999 and 2000, there were no transactions or arrangements between the Company and any of its officers, directors or significant shareholders, which individually or in the aggregate, equaled or exceeded $60,000 in value, or was otherwise disclosable pursuant to Regulation S-B promulgated by the SEC.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and the independent auditors, Scott McElveen, L.L.P. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The discussions with Scott McElveen, L.L.P. also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Scott McElveen, L.L.P. provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Scott McElveen, L.L.P.

         Based on the discussions with management and Scott McElveen, L.L.P., the Audit Committee's review of the representations of management and the report of Scott McElveen, L.L.P., the Audit Committee recommended to the Board of Directors that the audited financial statements to be included in our Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission for the year ended December 31, 2000.

         Submitted by the Audit Committee of the Company's Board of Directors.

         C. Joseph Berger, Jr.
         R. Michael Campbell
         Russell C. King, Jr.

                          SCOTT MCELVEEN, L.L.P.'S FEES

Audit Fees

         During 2000, Scott McElveen, LLP billed the Company an aggregate of $30,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 1999 and reviews of the financial statements included in our periodic Forms 10-Q. We estimate that the total fees for such services, including the audit work necessary for the WilCam Systems and ASP*N investments, for the year ended December 31, 2000 will be approximately $ 71,000.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2000, Scott McElveen, LLP did not provide us with any services related to financial information systems design or implementation.

All Other Fees

         During the year ended December 31, 2000, Scott McElveen, L.L.P. billed the Company an aggregate of $8,075 for the following professional services provided during 2000: tax return preparation and assistance with preparation of the Annual Report on Form 10-KSB. We have been informed that Scott McElveen, LLP will bill an estimated $ 15,000 in additional amounts during 2001 for such services provided in 2000. The Audit Committee considered whether provision of these services was compatible with maintaining Scott McElveen, LLP 's independence.

                                  ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING DELIVERED TO SHAREHOLDERS CONCURRENTLY WITH THE DELIVERY OF THIS PROXY STATEMENT. SHAREHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED WHO DESIRE AN ADDITIONAL COPY OF THE FORM 10-KSB, WITHOUT CHARGE, MAY OBTAIN ONE BY MAKING WRITTEN REQUEST TO MS. SHARON GAMBRELL, INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC., SUITE 228, 115 ATRIUM WAY, COLUMBIA, SOUTH CAROLINA 29223 (803)736-5595.

By Order of the Board of Directors,


/s/ Harry P. Langley

Harry P. Langley
President, Chief Executive Officer
and Chairman of the Board

Columbia, South Carolina
April 23, 2001

                 CHARTER OF AUDIT AND RISK MANAGEMENT COMMITTEE


(1)      PURPOSE

The primary function of the Audit and Risk Management Committee is to assist the Board of Directors (the "Board") and the Chief Executive Officer in fulfilling their oversight responsibilities by reviewing: the financial reports and other financial information provided by Integrated Business Systems and Services, Inc. (the "Corporation") to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting, and financial reporting processes generally. Consistent with this function, the Audit and Risk Management Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures, and practices at all levels. The Audit and Risk Management Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board.

The Audit and Risk Management Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

(2)      COMPOSITION

The Audit and Risk Management Committee shall be comprised of two or more members as determined by the Board. All members of the Committee shall meet applicable independence requirements of the rules of the NASD and shall have familiarity with basic finance and accounting practices. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

(3)      MEETINGS

The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should endeavor to meet at least annually with management, the director of the internal auditing department, if any, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

(4)      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit and Risk Management Committee shall:

Documents/Reports Review


1. Review, reassess, and update, if appropriate, this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review significant findings of the independent accountants together with the management's responses.

4. Review the results of the annual external audit with the independent accountants including financial statement presentation, compliance with financial accounting board pronouncements (including the Securities and Exchange Commission requirements), adequacy of reserves, judgmental accounting estimates, and other reportable matters under generally accepted auditing standards.

5. Discuss any significant matters identified by the independent accountants during the quarterly review of interim financial information.

6. Report on the Committee's activities in the Corporation's proxy statement and annual report to shareholders.

7. Risk Management Responsibilities to include, but not be limited to: reviewing the adequacy of internal controls, including computerized information systems controls and security related thereto; developing, reviewing and monitoring compliance with the corporation's code of business conduct; and reviewing and monitoring the appropriateness of and cost of all corporate insurance coverage and exposure, including that for the Board of Directors. However, the Audit and Risk Management Committee must refer any action, decision or matter to the full Board of Directors for Board of Directors formal approval.

Independent Accountants

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

9. Evaluate and recommend annually the appointment or replacement of the independent accountant to the Board, to whom (along with the Committee) the independent accountants are ultimately accountable.

10. Ensure receipt of, and review and discuss for acceptance with the independent accountants, their annual formal written statement delineating all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard 1, and all other relationships that may reasonably be thought to impact the objectivity and independence of the independent accountants with respect to the Corporation, and report these findings to and recommend that the Board take all appropriate action to oversee the independence of the independent accountants.

11. Provide an open avenue of communication and serve as the liaison between the independent accountants and the Board.

12. Make recommendations to the Board about auditing policies and procedures and the selection and retention of financial officers.

13.      Review the fees charged by the independent accountants.

Financial Reporting Processes

14. In consultation with the independent accountants and the internal auditors, if any, review the integrity and adequacy of the Corporation's financial reporting processes.

15. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department, if any.

17. Make recommendations to the Board about auditing policies and procedures and the selection and retention of financial officers.

Process Improvement

18. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal auditors, if any, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

19. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

20. Review any significant disagreement among management and the independent accountants or the internal auditing department, if any, in connection with the preparation of the financial statements.

21. Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Legal Compliance

22. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

23. Review legal and regulatory matters that may have a material impact on the financial statements and related compliance policies of the Corporation.

24. Monitor compliance with and make recommendations about policies on non-arm's-length transactions adopted from time to time by the Board.

25. Perform any other activities consistent with this Charter, the Corporation's Articles and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            2001 STOCK INCENTIVE PLAN


1.     PURPOSES

       1.1. The purposes of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan are to (i) provide an incentive and reward to directors and employees of the Company, and consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company's profits, (ii) aid in the growth of the Company, and
(iii) encourage ownership of Shares by directors and employees.


2.     DEFINITIONS

       2.1. For purposes of this Plan the following terms shall have the definition which are attributed to them below, unless another definition is clearly indicated by a particular usage and context.

              (A) "Agreement" means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

              (B) "Award" means the issuance pursuant to this Plan of an Option, an SAR or Restricted Stock.

              (C) "Awarded Shares" means Shares subject to outstanding Awards.

              (D) "Board" means the Company's Board of Directors.

              (E) "Cause" means theft or destruction of property of the Company, a Parent or Subsidiary, disregard of Company rules or policies, or conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties to the Agreement.

              (F) "Code" means the Internal Revenue Code of 1986, as amended.

              (G) "Committee" means the Stock Incentive Plan Committee(s) appointed by the Board pursuant to Section 3.1.

              (H) "Company" means Integrated Business Systems and Services, Inc., a corporation incorporated under the laws of the state of South Carolina, and any successor thereto.

              (I) "Consultant" means any person or entity that provides services to the Company as a consultant or advisor.

              (J) "Director" means any individual appointed or elected to the Board.

              (K) "Effective Date of Grant" means the effective date on which the Committee makes an Award.

              (L) "Employee" means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

              (M) "Fair Market Value" means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining fair market value under either method prescribed in the previous sentence.

              (N) "Incentive Stock Option" means any option granted under this Plan which meets the requirements of Code ss.422A and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

              (O) "Nonqualified Stock Option" means any Option granted under this Plan which is not an Incentive Stock Option.

              (P) "Option" means the right to purchase from the Company a stated number of Shares at a specified price.

              (Q) "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee.

              (R) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of Code ss.425(e) and any regulations or rulings promulgated thereunder.

              (S) "Participant" means a Director, an Employee or a Consultant who has received an Award under this Plan.

              (T) "Permanent and Total Disability" shall have the same meaning as given to that term by Code ss.22(e)(3) and any regulations or rulings promulgated thereunder.

              (U) "Plan" means this Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan, as evidenced herein and as amended from time to time.

              (V) "Restricted Stock" means Shares issued to the Participant pursuant to Section 9 which are subject to the restrictions of this Plan and the Agreement.

              (W) "Restriction Period" means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

              (X) "SAR" means stock appreciation rights issued to a Participant pursuant to Section 8.

              (Y) "SAR Price" means the base value established by the Committee for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

              (Z) "Share" means one share of the common stock of the Company.

              (AA) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Code ss. 425(f) and any regulations or rulings promulgated thereunder.

              (bb) "1933 Act" means the Securities Act of 1933, as amended.

              (cc) "1934 Act" means the Securities Exchange Act of 1934, as amended.


3.     ADMINISTRATION

       3.1. This Plan shall be administered by a Committee, or by more than one Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

       3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

       3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions as set forth in Section 6.1 or otherwise, including the type of Award to be made to each, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, with respect to each Option whether it is an Incentive Stock Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

       3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Option granted under it and all actions of the Committee shall be final and binding on all parties hereto. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

4.     ELIGIBILITY

       4.1. Each Participant shall be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary as selected by the Committee in its sole discretion from time to time.

       4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.

5.     SHARES SUBJECT TO AWARD

       5.1. The securities subject to the Awards shall be 600,000 Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

       5.2. In the event that any outstanding Award under this Plan expires or is terminated for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.

6.     TERMS AND CONDITIONS

       6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

              (A) Number of Shares. Each Award shall state the number of Shares to which it pertains.

              (B) Date. Each Award shall state the Effective Date of Grant.

              (C) Price. With respect to each Award or portion thereof, which requires payment of an Option Price, it shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

              (D) Method and Time of Payment. With respect to an Award, or portion thereof, which requires payment of an Option Price, the Option Price shall be payable on the exercise of the Award and shall be paid in
       (i) cash, (ii) Shares, including Shares acquired pursuant to this Plan, or (iii) part in cash and part in Shares. Shares transferred in payment of the Option Price shall be valued as of date of transfer based on their Fair Market Value.

              (E) Transfer of Option or Stock. No Award, Option, SAR, or Restricted Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six month period which begins on the Effective Date of Grant of such Award.

              (F) Recapitalization. The Committee shall make appropriate adjustments in the number of Awarded Shares or in the Option Price or SAR Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

              (G) Investment Purpose.

                     (a) The Company shall not be obligated to sell or issue any
              Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

                     (b) Notwithstanding anything in this Plan to the contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

              (H) Other Provisions. Awards authorized under this Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

                     (a) Offering Options in tandem with or reduced by other
              Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

                     (b) Providing for the issuance to the Participant upon
              exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

              (I) Duration of Award. Each Award shall be for a term of up to ten years from the Effective Date of Grant as determined in the sole discretion of the Committee.

       6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, the securities laws or otherwise.

       6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

       6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

              (A) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

              (B) During the Participant's lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.

7.     INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

       7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. AN AWARD TO A NON- EMPLOYEE DIRECTOR OR CONSULTANT MAY BE ONLY A NONQUALIFIED STOCK OPTION. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

       7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000.

       7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the Fair Market Value of a Share on the Effective Date of Grant. With respect to a Nonqualified Stock Option, the

Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

       7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with
Section 7.2 or with any requirement for Incentive Stock Options pursuant to Code ss.422A and the regulations issued thereunder.

       7.5. An Option may be terminated as follows:

              (A) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

              (B) Upon termination of employment, the Option will terminate upon the earliest of (i) the full exercise of the Option (ii) the expiration of the Option by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such period shall be one year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Code ss.422A and the regulations issued thereunder.

              (C) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

       7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

       7.7. A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1.(f).

       7.8. The continuous employment of a Consultant will be deemed terminated for purposes of this Plan upon receipt of written notice from the Company to the effect that the Company will no longer transact business with the Consultant.

8.     STOCK APPRECIATION RIGHTS

       8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

       8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for a SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

       8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each Share being exercised under the SAR (i) the Fair Market Value of a Share on the date of exercise over (ii) the SAR Price for such Share.

       8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (i) cash, (ii) Shares, or (iii) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

       8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 5.1, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

       8.6. An SAR may be terminated as follows:

              (A) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

              (B) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of employment (I) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one year or (II) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

              (C) Subject to the terms of the Agreement with the Participant if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

              (D) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

       8.7. If an SAR which was considered an Award for purposes of Section 8.5 is terminated or unexercised for any reason, the number of Shares of such SAR that were unexercised shall be again available for Award under this Plan.

       8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 6.1.(f).

9.     RESTRICTED STOCK

       9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

       9.2. Restricted Stock shall be Shares which are subject to a Restriction Period.

       9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

       9.4. Upon such forfeiture, shares representing such forfeited restricted Stock shall obtain become available for Award under the Plan.

       9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legend as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10.    AMENDMENT OR DISCONTINUANCE OF PLAN

       10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

              (A) Change the class of Employees eligible to participate; or

              (B) Except as provided in Section 5, increase the number of Shares which may be subject to Options granted under this Plan.

       10.2. No amendment to this Plan shall alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11.    INDEMNIFICATION OF COMMITTEE

       In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties: provided that within sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12.    NO OBLIGATION TO EXERCISE OPTION OR SAR

       The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.

13.    EFFECTIVE DATE; DURATION OF PLAN

       13.1. This Plan shall become effective as of February 23, 2001.

       13.2. No Award may be made after the tenth anniversary of the effective date of this Plan.

14.    EFFECT OF PLAN

       The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

15.    CHANGE IN CONTROL

       15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change In Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement,
(a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

       15.2. Change in Control Defined. For purposes of this Section, a Change In Control shall mean that any of the following events shall have occurred:

              (i) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the 1934
              Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act) of 25% or more of the then outstanding voting stock of the Company;

              (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

              (iii) The Company's Board of Directors determines that a tender offer for the Company's shares indicates a serious intention by the offeror to acquire control of the Company; or

              (iv) The Shareholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all of the Company's assets; or (c) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

       15.3. Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Agreement, the provisions of this Section may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

16.    SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

       16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company with any other corporation (other than a consolidation or merger in which (i) the Company is the continuing corporation and (ii) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.

                        INCENTIVE STOCK OPTION AGREEMENT


       This Agreement, dated as of _________, implements the grant of an incentive stock option pursuant to action of the committee ("Committee") appointed by the Board of Directors ("Board") of Integrated Business Systems and Services, Inc. ("Company") to ("Optionee") subject to the terms and conditions of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan ("Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase Shares at a price of $ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the date of grant of this option.

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earlier of (i) ( ) years from the date hereof; (ii) three months after the Optionee ceases to be an Employee of the Company, a Parent or a Subsidiary (twelve months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability or the date of termination of employment, if termination of employment is due to Cause); (iii) the date this Option is fully exercised; or (iv) the date mutually agreed to by the Committee and the Optionee.

3. Exercise of Option

       3.1. Subject to any other conditions herein, this Option shall vest on the _________ anniversary date of this Agreement. The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer an Employee of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2, 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to Integrated Business Systems and Services, Inc., Attention: Corporate Secretary, 115 Atrium Way, Suite 228, Columbia, South Carolina 29223, (i) a written signed notice of such exercise which specifies the Effective Grant Date of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to Integrated Business Systems and Services, Inc. and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.

       6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

       6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable tax withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until tax withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

                           INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                                    By:
                                       -----------------------------------------

                                        Its:
                                            ------------------------------------

                                    --------------------------------------------
                                    Optionee (Signature)

                                    --------------------------------------------
                                    Optionee (Please print full name)

                       NONQUALIFIED STOCK OPTION AGREEMENT


       This Agreement, dated as of ______________, implements the grant of a nonqualified stock option pursuant to action of the committee ("Committee") appointed by the Board of Directors ("Board") of Integrated Business Systems and Services, Inc. ("Company") to ("Optionee") subject to the terms and conditions of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan ("Plan") and the terms and conditions set forth below. Terms defined in the Plan shall have the same meaning herein as in the Plan.

       The Committee desires to afford the Optionee the opportunity to acquire Shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire Shares. Accordingly, the Company and the Optionee agree as follows:

1. Grant of Option and Purchase Price. The Company, pursuant to action of the Committee, grants to the Optionee an Option to purchase Shares at a price of $ per share ("Option Price"), which has been determined to be not less than the Fair Market Value of a Share on the date of grant of this option.

2. Expiration of the Option. This Option shall expire ("Expiration Date") on the earlier of (i) ( ) years from the date hereof; (ii) three months after the Optionee ceases to be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary (twelve months if termination of employment is due to the Optionee's death or the Optionee having incurred a Permanent and Total Disability or the date of termination of employment, if termination of employment is due to Cause); (iii) the date this Option is fully exercised; or
(iv) the date mutually agreed to by the Committee and the Optionee.

3. Exercise of Option

       3.1. Subject to any other conditions herein, this Option shall vest on the _________ anniversary date of this Agreement. The Optionee's vested percentage of the total grant hereunder shall be fixed as of the date the Optionee is no longer a Director, an Employee or a Consultant of the Company, a Subsidiary or a Parent and shall not increase during the additional period, if any, during which this Option may be exercised under Section 2, 2 hereof. Vested portions of this Option may be exercised at any time, in whole or in part, before the Expiration Date.

       3.2. This Option may be exercised by mailing or delivering to Integrated Business Systems and Services, Inc., Attention: Corporate Secretary, 115 Atrium Way, Suite 228, Columbia, South Carolina 29223, (i) a written signed notice of such exercise which specifies the Grant Effective Date of this Option, and the number of Shares being purchased, and (ii) payment for such Shares by check (which clears in due course) payable to Integrated Business Systems and Services, Inc. and/or by surrender of Shares previously owned by the Optionee valued at the Fair Market Value thereof on the date received by the Company. The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment is received by the Company.

4. Non-transferability of Option. This Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution and shall b exercisable during the Optionee's lifetime only by the Optionee.

5. Adjustment in Shares Subject to the Option. The Committee will make appropriate adjustments in the number of Shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

6. Rights as Shareholder or Employee.

       6.1. This Option shall not entitle the Optionee to any rights as a shareholder of the Company with respect to any Shares subject to this Option until it has been exercised and any such Shares issued.

       6.2. This Option does not confer upon the Optionee any right with respect to continuation of employment by the Company or a Subsidiary, nor does it in any way interfere with or affect Optionee's right, the Company's right or a Subsidiary's right to terminate such employment at any time.

7. Withholding. The Committee will make whatever arrangements the Company deems necessary or appropriate to comply with all applicable tax withholding requirements. The Committee and the Company shall have no obligation to deliver a certificate evidencing the Shares purchased upon exercise of the Option unless and until tax withholding arrangements satisfactory to the Company are made. The Optionee's failure to comply with the required tax withholding arrangements shall result in a forfeiture of any benefits hereunder.

8. Entire Agreement. This Agreement, together with the provisions of the Plan which are incorporated herein by reference, constitutes the entire Agreement between the Optionee and the Company with respect to the Option granted hereunder.

9. Applicable Law. The Plan and this Agreement shall be governed by the laws of the State of South Carolina.

                           INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

                                    By:
                                       -----------------------------------------

                                        Its:
                                            ------------------------------------

                                    --------------------------------------------
                                    Optionee (Signature)

                                    --------------------------------------------
                                    Optionee (Please print full name)

                                 REVOCABLE PROXY
                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.

         PLEASE MARK VOTES
[X]     AS IN THIS EXAMPLE


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, MAY 18, 2001 AT THE COMPANY'S HEADQUARTERS, 115 ATRIUM WAY, SUITE 228, COLUMBIA, SOUTH CAROLINA AT 11:00 A.M. LOCAL TIME.

The undersigned hereby appoints Donald R. Futch and Sharon R. Gambrell, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of Integrated Business Systems and Services, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 2001 Annual Meeting of Shareholders of the Company and any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1. Election of Directors:

For All Except:                                       [ ]

                                                     For      Withhold
Three-year terms:

George E. Mendenhall                                  [ ]         [ ]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For all Except" and write that nominee's name in the space provided below.

                                                  For     Against    Abstain

2.  Adoption of 2001 Stock Incentive Plan         [ ]       [ ]        [ ]


3.  Approval of the conversion of escrow          [ ]       [ ]        [ ]
    arrangements in place with respect to shares of common stock held by certain members of senior management

4   Ratification of the appointment of Scott,     [ ]       [ ]        [ ]
    Holloway & McElveen, LLP, as independent public accountants for the Company for the fiscal year ending December 31, 2001.

5. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the spaces provided below.

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
  Shareholder sign above                  Co-holder (if any) sign above

------------------------------
Date:
------------------------------

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

To be represented at the Meeting, this Proxy must be received at the office of "PACIFIC CORPORATE TRUST COMPANY" by mail or fax no later than forty - eight
(48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is Suite 10th, 625 Howe Street, Vancouver, British Columbia, V6C 3B8 and its FAX number is (604) 689-8144.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY